Dear Scout TrendStar Small Cap Fund Shareholder:

The enclosed Information Statement/Prospectus is being provided to inform you that on or about September 30, 2011, the Scout TrendStar Small Cap Fund (the “TrendStar Small Cap Fund”) will be reorganized into another mutual fund within the Scout Funds family called the Scout Small Cap Fund (the “Small Cap Fund” and, collectively with the TrendStar Small Cap Fund, the “Funds”).  The Information Statement/Prospectus discusses this proposed reorganization and provides you information you should consider.  You do not need to take any action to approve this transaction.  The reorganization does not require shareholder approval, and you are not being asked to vote.

The reorganization has been carefully reviewed by the Board of Trustees of Scout Funds (the “Board”).The Board, on behalf of the Funds, approved the reorganization and concluded that the reorganization is in the best interests of each Fund and its shareholders.  Assets within the TrendStar Small Cap Fund have not grown as expected and Fund shareholders could be best served if Scout Investments, Inc. (“SI”), the investment advisor for both of the Funds, focuses its efforts on one small cap fund product rather than two funds.  The Funds have identical investment objectives and similar investment policies.  Further, the portfolio management teams for both Funds are similar as Thomas W. Laming serves as the lead portfolio manager for both Funds and James McBride serves as a co-portfolio manager for both Funds, while Jason Votruba serves as a co-portfolio manager of the Small Cap Fund.  Shareholders of both Funds could benefit from the combination of the Funds through a larger pool of assets, including realizing possible economies of scale.  Additionally, the Small Cap Fund has a better long-term performance record than the TrendStar Small Cap Fund and the combined fund is expected to have lower annual expenses than the TrendStar Small Cap Fund.

Under an Agreement and Plan of Reorganization, the TrendStar Small Cap Fund will transfer its assets and liabilities to the Small Cap Fund in exchange for shares of the Small Cap Fund, and those shares will be distributed to the TrendStar Small Cap Fund’s shareholders.  The total value of TrendStar Small Cap Fund shares you held immediately before the reorganization will be equal to the total value of the Small Cap Fund shares that you receive in the reorganization.  Upon completion of the reorganization, you will become a shareholder of the Small Cap Fund.  Details of the reorganization are included in the attached Information Statement/Prospectus.  The costs of the reorganization will be borne by SI.  The reorganization is expected to be tax-free for federal income tax purposes.

Sincerely,

/s/ Andrew J. Iseman
Andrew J. Iseman, President
Scout Funds

Scout Funds
August 29, 2011

Questions and Answers

For Shareholders of the Scout TrendStar Small Cap Fund:

The following questions and answers provide an overview of the reorganization of the Scout TrendStar Small Cap Fund (the “TrendStar Small Cap Fund”) series of Scout Funds (the “Trust”) with and into the Scout Small Cap Fund (the “Small Cap Fund” and, collectively with the TrendStar Small Cap Fund, the “Funds”) series of the Trust.  We encourage you also to read the full text of the enclosed Information Statement/Prospectus (the “Information Statement/Prospectus”).

Q:           How will the reorganization transaction work?

A:           Pursuant to an Agreement and Plan of Reorganization (the “Plan”) that was approved by the Trust’s Board of Trustees (the “Board”), the TrendStar Small Cap Fund will be reorganized with and into the Small Cap Fund, which has an identical investment objective and similar principal investment strategies to those of the TrendStar Small Cap Fund (the “Reorganization”).  The Plan contemplates that the assets and liabilities of the TrendStar Small Cap Fund will be transferred to the Small Cap Fund in exchange for shares of the Small Cap Fund.  The TrendStar Small Cap Fund will then distribute the shares of the Small Cap Fund pro rata to the TrendStar Small Cap Fund’s shareholders.  As a result of the Reorganization, each owner of shares of the TrendStar Small Cap Fund will become the owner of shares of the Small Cap Fund having a total net asset value equal to the total net asset value of his or her holdings in the TrendStar Small Cap Fund prior to the Reorganization.

Q:           Why is the Reorganization occurring?

A:           The Board reviewed and considered, with the assistance of independent legal counsel, the Plan and a number of factors, including comparative fees, expenses and investment performance.  The Board, on behalf of the Funds, approved the Reorganization and concluded that the Reorganization of the TrendStar Small Cap Fund into the Small Cap Fund is in the best interests of each Fund and its shareholders and that no dilution of value would result to the Funds’ shareholders from the Reorganization.  Assets within the TrendStar Small Cap Fund have not grown as expected and Fund shareholders could be best served if Scout Investments, Inc. (“SI”), the investment advisor for both of the Funds, focuses its efforts on one small cap fund product rather than two funds.  The Funds have identical investment objectives and similar investment policies.  Further, the portfolio management teams for both Funds are similar as Thomas W. Laming serves as the lead portfolio manager for both Funds and James McBride serves as a co-portfolio manager for both Funds, while Jason Votruba serves as a co-portfolio manager of the Small Cap Fund.  Shareholders of the Funds potentially could benefit by the growth in assets realized by combining the Funds because a larger fund could realize cost savings due to efficiencies and economies of scale from the spreading of fixed costs over a larger asset base.  There can be no assurance, however, that such savings will be realized.  Additionally, the Small Cap Fund has a better long-term performance record than the TrendStar Small Cap Fund and the combined fund is expected to have lower annual expenses than the TrendStar Small Cap Fund.

Q:           What is the anticipated timing of the Reorganization?

A:           It is currently anticipated that the Reorganization will take place on September 30, 2011.

Q:           Who will receive the Information Statement/Prospectus?

A:           The Information Statement/Prospectus has been mailed to all persons and entities that held shares of record in the TrendStar Small Cap Fund on July 31, 2011.  Please note that, in some cases, record ownership of TrendStar Small Cap Fund shares may reside with a fiduciary or other agent.  In these cases, the fiduciary or other agent may receive the Information Statement/Prospectus.

Q:           What shares will I receive in the Reorganization?

A:           Shareholders of the TrendStar Small Cap Fund will receive shares of the Small Cap Fund.  TrendStar Small Cap Fund shareholders who do not wish to have their shares exchanged for shares of the Small Cap Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for the shares, unless you are a tax-exempt investor.  Both Funds impose a 2.00% redemption fee on all shares redeemed within two (2) months of purchase, subject to certain limited exceptions.

Q:	What are the costs and federal tax implications to shareholders in connection with the proposed Reorganization?

A:           All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by SI.  The costs of the Reorganization include, but are not limited to, legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Information Statement/Prospectus.

The Small Cap Fund is no-load and does not impose any sales charges and therefore, no charge will be imposed on the shares of the Small Cap Fund issued to you in the Reorganization.  This means that the aggregate value of Scout Fund shares issued to you will be equal to the aggregate value of the TrendStar Small Cap Fund shares that you own immediately prior to the Reorganization.  In addition, neither the Funds nor any of their shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust will receive an opinion from Stradley Ronon Stevens & Young, LLP confirming the federal income tax treatment.  The tax opinion, however, is not binding on the Internal Revenue Service.  Shareholders should consult their tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

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Q:           Are there any significant differences between the investment objectives and policies of the TrendStar Small Cap Fund and the Small Cap Fund?

A:           The Small Cap Fund’s investment objective is identical and its principal investment strategies are similar to those of the TrendStar Small Cap Fund.  There are minor differences in the language of certain investment policies and restrictions which are described in the Information Statement/Prospectus, but which are generally due to the TrendStar Small Cap Fund’s focus on long-term industry, demographic, technological and other trends.  Any differences in investment policies and restrictions are described in the Information Statement/Prospectus.

Q:           Are there any significant differences between the sales charges, redemption fees or annual fund operating expenses of the TrendStar Small Cap Fund and the Small Cap Fund?

A:           Each Fund’s annual investment advisory fee is 0.75%.  For assets over $1 billion, the Small Cap Fund’s advisory fee is 0.65%.  SI has agreed to limit total annual fund operating expenses of the TrendStar Small Cap Fund to 1.30% through October 31, 2012.  The Small Cap Fund is not subject to an expense limitation arrangement.  However, as the TrendStar Small Cap Fund will be reorganized into the larger Small Cap Fund, the combined fund is expected to have lower annual expenses than the TrendStar Small Cap Fund.  Neither fund imposes any sales charges or Rule 12b-1 fees.  Each fund charges a 2.00% fee on redemptions within two months of purchase to protect shareholders against market timing.  For more information, see “SUMMARY – What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?”

Q:           Will there be any changes in investment advisors?

A:           No.  SI serves as investment advisor to both Funds.  Thomas W. Laming serves as the lead portfolio manger for both Funds and James McBride serves as a co-portfolio manager for both Funds, while Jason Votruba serves as a co-portfolio manager of the Small Cap Fund.

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INFORMATION STATEMENT/PROSPECTUS

August 29, 2011

Acquisition of the assets and liabilities of

Scout TrendStar Small Cap Fund,

by and in exchange for shares of

Scout Small Cap Fund,

both series of Scout Funds

1010 Grand Boulevard
Kansas City, MO  64106
(800) 996-2862

This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished in connection with the Agreement and Plan of Reorganization (the “Plan”) (as more fully described below) between the Scout TrendStar Small Cap Fund (the “TrendStar Small Cap Fund”) series of Scout Funds (the “Trust”)and the Scout Small Cap Fund (the “Small Cap Fund” and, collectively with the TrendStar Small Cap Fund, the “Funds”) series of the Trust.  Under the Plan, the TrendStar Small Cap Fund will transfer all of its assets and liabilities to the Small Cap Fund in exchange for shares of the Small Cap Fund.  The Small Cap Fund shares issued to the TrendStar Small Cap Fund will then be distributed, pro rata to the shareholders of the TrendStar Small Cap Fund.

This Information Statement/Prospectus will first be sent to shareholders on or about September 12, 2011.  This Information Statement/Prospectus sets forth concisely information that shareholders of the TrendStar Small Cap Fund should know about the Reorganization, and it should be retained for future reference.  Additional information about the Funds is available in the:

•	Prospectus for the Funds;
•	Annual and semi-annual reports to shareholders of the Funds; and
•	Statement of Additional Information (“SAI”) for the Funds.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).  A copy of the current prospectus of the Funds accompanies this Information Statement/Prospectus and is incorporated herein by reference and deemed to be part of this Information Statement/Prospectus.  The SAI to this Information Statement/Prospectus, dated the same date as this Information Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Information Statement/Prospectus.  The Funds’ prospectus, the most recent annual report to shareholders, containing audited financial statements for the fiscal year ending June 30, 2010, and the most recent semi-annual report to shareholders of the Funds have been previously mailed to shareholders and are available on the Funds’ website at www.scoutfunds.com.

Copies of all of these documents are available upon request without charge by calling (800) 996-2862, by e-mailing scoutfunds@umb.com, by visiting scoutfunds.com, or by writing to Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241.

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus.  Any representation to the contrary is a criminal offense.

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, UMB Bank, n.a. or any other banking institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.  Shares of the Funds involve investment risks, including the possible loss of principal.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

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TABLE OF CONTENTS
AGREEMENT AND PLAN OF REORGANIZATION
SUMMARY
What is the purpose of the Plan?
What are the general tax consequences of the Reorganization?
How do the investment objectives, investment strategies and investment restrictions of the TrendStar Small Cap Fund and the Small Cap Fund compare?
What are the principal risks associated with investments in the Funds?
What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?
Performance
How do the Dividends, Distributions, Purchase, Redemption and Exchange Policies of the TrendStar Small Cap Fund and Small Cap Fund Compare?
Where can I find more financial information about the Funds?
REASONS FOR THE REORGANIZATION
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN
How will the Reorganization be carried out?
Who will pay the expenses of the Reorganization?
What are the federal income tax consequences of the Reorganization?
What should I know about shares of the Small Cap Fund?
What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?
COMPARISON OF TRENDSTAR SMALL CAP FUND AND SMALL CAP FUND
Who Manages the Funds?
Who are the other service providers of the Funds?
How is each Fund organized?
MORE INFORMATION ABOUT THE FUNDS
PRINCIPAL HOLDERS OF SHARES
SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

1 1 1 1 2 5 7 9 10 11 12 13 13 14 14 17 17 18 18 19 20 21 22 23 A-1

i

AGREEMENT AND PLAN OF REORGANIZATION

The Plan provides for: (i) the acquisition by the Trust on behalf of the Small Cap Fund of all of the assets and liabilities reflected in a statement of assets and liabilities to be provided at the Closing Date (as defined below) (the “Assets and Liabilities”) of the TrendStar Small Cap Fund in exchange for shares of the Small Cap Fund; (ii) the pro rata distribution of shares of the Small Cap Fund by the TrendStar Small Cap Fund to shareholders of the TrendStar Small Cap Fund; and (iii) the liquidation of the TrendStar Small Cap Fund.  As a shareholder of the TrendStar Small Cap Fund, you will receive Small Cap Fund shares equal in total value to your investment in the TrendStar Small Cap Fund.  The Plan will have the effect of reorganizing the TrendStar Small Cap Fund with and into the Small Cap Fund.  The Small Cap Fund’s investment objective is identical and its principal investment strategies and portfolio management are similar to those of the TrendStar Small Cap Fund, as set forth below.  As a TrendStar Small Cap Fund shareholder, you will become a shareholder of the Small Cap Fund.

SUMMARY

This is only a summary of certain information contained in the Information Statement/Prospectus.  You should read the more complete information in the rest of this Information Statement/Prospectus, including the Plan (attached as Exhibit A), and the information contained in the Funds’ prospectus that accompanies this Information Statement/Prospectus.

What is the purpose of the Plan?

The Board approved the Plan, whereby all of the TrendStar Small Cap Fund’s Assets and Liabilities will be transferred to the Small Cap Fund in exchange for shares of the Small Cap Fund.  The shares of the Small Cap Fund received will be equal in value to the net assets transferred from the TrendStar Small Cap Fund.  The Small Cap Fund shares will then be distributed pro rata to the TrendStar Small Cap Fund’s shareholders and the TrendStar Small Cap Fund will be liquidated.  This proposed reorganization for the TrendStar Small Cap Fund is referred to in this Information Statement/Prospectus as the “Reorganization.”

The Reorganization will result in shares of the TrendStar Small Cap Fund being exchanged for Small Cap Fund shares equal in value.  This means that you will cease to be a shareholder of the TrendStar Small Cap Fund and will become a shareholder of the Small Cap Fund.  This exchange will occur on a date agreed to by the parties to the Plan (hereafter, the “Closing Date”), which is currently expected to be on September 30, 2011.

For the reasons set forth below under “Reasons for the Reorganization,” the Board has concluded that the Reorganization is in the best interests of the shareholders of the TrendStar Small Cap Fund and the Small Cap Fund, respectively.  The Board has also concluded that no dilution in value would result to the shareholders of the Funds as a result of the Reorganization.

What are the general tax consequences of the Reorganization?

It is expected that shareholders of the TrendStar Small Cap Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the TrendStar Small Cap Fund for shares of the Small Cap Fund pursuant to the Reorganization.  As a condition to the closing of the Reorganization, the Trust will receive an opinion from Stradley Ronon Stevens & Young, LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax advisor about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.  For further information about the federal income tax consequences of the Reorganization, see “INFORMATION ABOUT THE REORGANIZATION AND THE PLAN – What are the federal income tax consequences of the Reorganization?”

How do the investment objectives, investment strategies and investment restrictions of the TrendStar Small Cap Fund and the Small Cap Fund compare?

The Small Cap Fund’s investment objective is identical and its principal investment strategies and portfolio management are similar to those of the TrendStar Small Cap Fund.  Additional information concerning the investment objectives, investment strategies, and investment restrictions of the Funds are included in (1) the Funds’ prospectus dated June 15, 2011, which accompanies this Information Statement/Prospectus and is incorporated by reference herein, and (2) the Funds’ SAI dated October 31, 2010, which is incorporated by reference into the SAI relating to this Information Statement/Prospectus.

Investment Objectives

The investment objective of both Funds is long-term growth of capital.

Each Fund’s investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.  In the event that the Board approves a change in a Fund’s objective, the Board will notify shareholders before the change becomes effective.

Principal Investment Strategies

The following section compares the principal investment strategies of the TrendStar Small Cap Fund with the principal investment strategies of the Small Cap Fund and highlights any key differences.  The principal investment strategies of the Small Cap Fund and the TrendStar Small Cap Fund are similar.  In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the Funds’ prospectus and SAI.  The cover page of this Information Statement/Prospectus describes how you can obtain copies of these documents.  A comparison of the principal risks associated with the Funds’ investment strategies is described below under “What are the principal risks associated with investments in the Funds?”

The Small Cap Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.  The TrendStar Small Cap Fund pursues its objective by investing primarily in common stocks of small capitalization companies.  Under normal circumstances, at least 80% of the TrendStar Small Cap Fund’s assets will be invested in common stocks of domestic small capitalization companies.  Any change in the 80% policy of a Fund approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  Both Funds define small cap companies as those with a market capitalization of $3 billion or less at the time of purchase.

Scout Investments, Inc. (“SI”) normally invests the Small Cap Fund’s assets in a diversified portfolio of equity securities that are selected based upon SI’s perception of their above-average potential for long-term growth of capital.  The management team searches for companies that it believes are well positioned to benefit from the emergence of long and short-term catalysts for growth. The identified growth catalysts may be long-term and secular (i.e., exhibiting relatively consistent movement over a long period). Or, they may be short-term in nature and associated, for example, with a new product introduction or cycle.  Following the identification of well-positioned companies, the management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level, and other measures which it believes influence relative stock valuations.  The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management, and free cash flow.  The management team also incorporates a technical analysis overlay of the company’s stock to identify price movement trends.

In selecting the securities for the TrendStar Small Cap Fund, SI researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects.  SI then identifies a universe of companies that it expects to benefit most from the identified long-term trends.  The companies within this universe are analyzed using a “bottom-up” fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness.  SI makes its final selections by utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors, including but not limited to company profitability, rate of company growth and balance sheet quality.  Mutual funds generally emphasize either “growth” or “value” styles of investing.  Growth funds seek to invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price.  Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low P/E (price-to-earnings) and P/S (price-to-sales) ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.  The TrendStar Small Cap Fund seeks to invest in both “growth” and “value” companies without favoring either investment approach.

The equity securities in which the Funds invest include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs.  Common stock represents an ownership interest in a company and its value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Funds will invest primarily in securities of U.S. companies, but may invest up to 10% of their portfolios in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Funds intend to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses.  There may be times, however, when the Funds attempt to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes.  During those times, the Funds will not be able to pursue their investment objectives and, instead, will focus on preserving the shareholders’ investment.

Investment Restrictions

Each Fund has adopted fundamental investment restrictions concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities.  Fundamental investment restrictions of a Fund cannot be changed without shareholder approval.  The fundamental investment restrictions of the TrendStar Small Cap Fund and those of the Small Cap Fund are the same.

In addition to the fundamental investment restrictions, the Funds have also adopted the following non-fundamental investment restrictions.  Non-fundamental investment restrictions of a Fund can be changed by the Fund’s Board.  The Small Cap Fund will not:

(1)	invest in companies for the purpose of exercising control of management;

(2)	purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation;

(3)
enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund’s own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(4)
purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company’s securities, if all such persons owning more than 1/2 of 1% of said company’s securities own in the aggregate more than 5% of the outstanding securities of such company;

(5)	invest in securities which are assessable or involve unlimited liability;

(6)	invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation;

(7)	purchase securities on margin, or sell securities short; or

(8)	make itself or its assets liable for the indebtedness of others.

The TrendStar Small Cap Fund will not:

(1)	purchase securities on margin;

(2)	invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable; or

(3)	acquire securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

If more than 15% of the TrendStar Small Cap Fund’s net assets are invested in securities that are not readily marketable, there will be an orderly disposition of those securities in order to get below the threshold.

What are the principal risks associated with investments in the Funds?

The principal risks of investment provided by the Funds are identical.  Additional information concerning the risks associated with investment in the Funds is included in their Prospectus, which is incorporated herein, and SAI, which is incorporated by reference into the SAI relating to this Information Statement/Prospectus.

Like all investments, an investment in either Fund involves risk.  As with any mutual fund, there is a risk that you could lose money by investing in either Fund.  The following provides an overview of the principal risks of each Fund:

Market Risks: The Fund normally invests in equity securities.  Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  When the value of the Fund’s equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole.  At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks.  During general economic downturn in the securities markets, multiple asset classes may be negatively affected.  Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor, and the value of the Fund may go down.

Small Cap Company Risks: The Fund invests primarily in small cap companies.  Generally, small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of small cap companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  Small cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.  While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund’s investments across different companies and economic sectors.

Value Investing Risks: The Fund can utilize a value bias in choosing the securities for the Fund’s portfolio. A value stock is one that trades at an attractive price relative to the company’s intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company’s value or the factors that the Advisor believes will increase the price of the security do not occur.

Growth Investing Risks: The Fund can utilize a “growth investing style” in choosing securities for the Fund’s portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

Real Estate Investment Trust Risks: The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

International Investing Risks: International investing poses additional risks. If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.  To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Funds, and in turn, to the Funds’ shareholders.  As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

What are the fees and expenses of each Fund and what can I expect them to be after the Reorganization?

The Fee Tables and Expense Examples below show the comparative fees and expenses of the funds and the expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year).  Neither Fund imposes any sales charges or Rule 12b-1 fees.  Each fund charges a 2.00% fee on redemptions within two months of purchase to protect shareholders against market timing.  Both Funds currently pay SI annual management fees of 0.75% of average annual net assets for providing investment advisory services.  For assets over $1 billion, the Small Cap Fund’s advisory fee is reduced to 0.65%.

The following tables:  (1) compare the fees and expenses for the TrendStar Small Cap Fund and the Small Cap Fund based on actual expenses of the Funds for the fiscal year ending June 30, 2010 and (2) show the estimated fees and expenses for the Small Cap Fund on a pro forma (estimated) basis after giving effect to the Reorganization.  The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors will bear as shareholders.  The tables enable you to compare and contrast the expense levels for the TrendStar Small Cap Fund and the Small Cap Fund and obtain a general idea of what the expense levels will be if the Reorganization occurs.  The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Funds.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

Fee Tables for the Scout TrendStar Small Cap Fund and the Scout Small Cap Fund

Shareholder Fees (fees paid directly from your investment)	Scout TrendStar Small Cap Fund	Scout Small Cap Fund	Pro Forma –Scout Small Cap Fund after Reorganization
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a % of amount redeemed or exchanged within two months of purchase)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses	1.75%	0.31%1	0.32%
Acquired Fund Fees and Expenses	0.012	0.00%1	0.01%3
Total Annual Fund Operating Expenses	2.51%	1.06%	1.08%
Less Advisor’s Fee Reduction and/or Expense Assumption	(1.20)%4	N/A	N/A
Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)	1.31%5	1.06%	1.08%

1 The Scout Small Cap Fund’s “Other expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund.

2 The Scout TrendStar Small Cap Fund’s “Acquired Fund Fees and Expenses” are the amount of the Fund’s proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

3 The Scout Small Cap Fund’s pro forma “Acquired Fund Fees and Expenses” are the amount of the Fund’s proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

4 SI has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 with respect to the Scout TrendStar Small Cap Fund in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 1.30%.  If Total Annual Fund Operating Expenses would fall below the expense limit, SI may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Fund’s Board of Trustees consents to an earlier revision or termination as being in the best interests of the Fund.

5 The Scout TrendStar Small Cap Fund’s “Total Annual Fund Operating Expenses (after Fee Reduction and/or Expense Assumption)” do not correlate to the ratio of expenses to average net assets for the fiscal year ending June 30, 2010 in the Financial Highlights table in the Fund’s Prospectus and in the Fund’s annual report for the fiscal year ending June 30, 2010 because the latter reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

Expense Examples:

The following Expense Examples are intended to help you compare the cost of investing in the TrendStar Small Cap Fund with the cost of investing in the Small Cap Fund.  Each example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years
Scout TrendStar Small Cap Fund*	$133	$667	$1,227	$2,755
Scout Small Cap Fund	$108	$337	$585	$1,294
Pro Forma –Scout Small Cap Fund after Reorganization	$110	$343	$595	$1,317
*Please note that only the first year in the example for the Scout TrendStar Small Cap Fund reflects the effect of SI’s contractual agreement to limit overall fund expenses.

Performance

The performance history of each Fund for certain periods as of December 31, 2010 is shown below.  The returns below may not be indicative of a Fund’s future performance.  The bar chart and table below provide an indication of the risks of investing in the Funds.  The bar chart shows how the Funds’ returns have changed from year to year.  The table compares the performance history of the Small Cap Fund to the performance history of the TrendStar Small Cap Fund as of December 31, 2010.  Since inception performance is only provided for a Fund with less than 10 years of performance history.  The prospectus for the Funds contains additional performance information under the headings “Performance” and “Financial Highlights.”  Additional performance information and a discussion of performance is also included in the Funds’ most recent annual report to shareholders.

The Small Cap Fund will be the accounting survivor for financial statement and performance reporting purposes.

Annual Total Return as of December 31 of Each Year

Scout Small Cap Fund

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
11.37%	-11.66%	38.16%	24.73%	5.60%	12.07%	13.32%	-40.19%	20.95%	20.85%

Scout TrendStar Small Cap Fund

2004	2005	2006	2007	2008	2009	2010
16.32%	5.25%	8.85%	-3.78%	-40.04%	-28.72%	23.79%

During the periods shown in the bar chart above the Scout Small Cap Fund’s highest quarterly return was 16.31% (quarter ended June 30, 2009) and the Scout Small Cap Fund’s lowest quarterly return was -24.70% (quarter ended December 31, 2008).

During the periods shown in the bar chart above the Scout TrendStar Small Cap Fund’s highest quarterly return was 20.64% (quarter ended June 30, 2009) and the Scout TrendStar Small Cap Fund’s lowest quarterly return was -23.34% (quarter ended December 31, 2008).

Average Annual Total Return as of December 31, 2010
1 Year	5 Years	10 Years	Since Inception
Scout Small Cap Fund (inception date: November 17, 1986)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

Scout TrendStar Small Cap Fund (inception date: October 31, 2003)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares

20.85% 20.85% 13.55% 23.79% 23.79% 15.46%	2.11% 1.61% 1.72% 0.01% -0.76% 0.04%	7.11% 6.17% 5.83% N/A N/A N/A	7.26% 5.76% 5.57% 3.18% 2.53% 2.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How do the Dividends, Distributions, Purchase, Redemption and Exchange Policies
of the TrendStar Small Cap Fund and Small Cap Fund Compare?

Dividends and Other Distributions

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends semi-annually, usually in June and December.  Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For more information about dividends, distributions and the tax implications of investing in the Funds, please see the Funds’ prospectus, which accompanies this Information Statement/Prospectus and is incorporated by reference herein.

Purchase, Redemption and Exchange Policies

The purchase, redemption and exchange policies of the Funds are identical.  Shares of the Funds are offered at net asset value with no front-end or contingent deferred sales charge.  The Funds impose a 2.00% redemption fee on all shares redeemed within two (2) months of purchase, subject to certain limited exceptions.

The following chart provides information about the purchase, redemption and exchange policies of the Funds.  For more detailed information about purchase, redemption and exchange policies of the Funds, see the Funds’ prospectus, which accompanies this Information Statement/Prospectus and is incorporated by reference herein.

Minimum Initial Investment	Regular Account $1,000 IRA $100 Gifts to Minors $250 (UGMA/UTMA)
Minimum Subsequent Investment	Regular Account $100 IRA $100 Gift to Minors $100 (UGMA/UTMA)
Purchase, Exchange, Redemption Methods	Directly by mail, telephone, on-line, Automated Clearing House (“ACH”) or wire and through authorized intermediaries.
Systematic/Automatic Investment Plan or Automatic Withdrawal Plan	Yes

Involuntary Redemptions	If account balance drops below $1,000 due to redemptions or exchanges (60 days’ notice); this does not apply to IRA or UGMA/UTMA accounts
Exchange Minimum	Investments in a different Scout Fund must meet that fund’s minimum investment requirements

Where can I find more financial information about the Funds?

The Funds’ annual report for the fiscal year ended June 30, 2010, the Funds’ semi-annual report for the period ending December 31, 2010 and the Funds’ prospectus dated June 15, 2011 contain discussions of the Funds’ performance.  The financial statements contained in such annual report and semi-annual report are incorporated by reference into the SAI relating to this Information Statement/Prospectus.  These documents also available upon request.  (See “MORE INFORMATION ABOUT THE FUNDS” below).

REASONS FOR THE REORGANIZATION

Based on the considerations described below, the Board, including the trustees who are independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act, approved the Plan, concluding that the Reorganization is in the best interests of each Fund and its shareholders and that no dilution of value would result to the shareholders of the Funds from the Reorganization.

Background.  At a Board meeting held on November 18, 2010 and a special telephonic Board meeting held on July 28, 2011, SI presented the Plan and provided information and analysis regarding the Reorganization.  SI noted that assets within the TrendStar Small Cap Fund had not grown as expected and Fund shareholders could be best served if SI focuses its efforts on one small cap fund product rather than two funds.

Board Considerations.  At the meetings of the Board held on November 18, 2010 and July 28, 2011, SI presented the Plan to the Board for consideration and discussion and provided the Board with data and analysis regarding the proposed Reorganization.  The Board requested and considered the information and a number of factors, including the following:

•	The terms and conditions of the Plan;

•	The fact that the TrendStar Small Cap Fund has the same investment objective and similar policies, strategies and restrictions as the Small Cap Fund;

•
That the portfolio managers who manage the investments of the TrendStar Small Cap Fund also manage, along with another co-portfolio manager, the investments of the Small Cap Fund, and thus there would be continuity of portfolio management as a result of the Reorganization;

•	The relative expense ratios of the Funds and the anticipated impact of the proposed Reorganization on the expense ratios of the Small Cap Fund;

•
The relative performance of the Small Cap Fund and the TrendStar Small Cap Fund for the year-to-date, one-, three-, five-, and ten-year (or since inception) periods, including performance during these periods on a risk-adjusted basis;

•
The expected tax consequences of the Reorganization, including that the Reorganization is structured as a tax-free reorganization for federal income tax purposes with respect to each Fund and its shareholders;

•
The benefits to the shareholders of the Funds, including the combination of assets of the TrendStar Small Cap Fund with the existing assets of the Small Cap Fund, which could result in a larger asset base and potentially reduced operating expenses over the long term;

•	The fact that the Funds will not bear any of the costs associated with the Reorganization and all costs of the Reorganization will be borne by SI;

•	Possible alternatives to the Reorganization, including the liquidation of the TrendStar Small Cap Fund; and

•	That the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

In determining to recommend approval of the Reorganization to shareholders, the Board concluded that the fees and expenses of the Small Cap Fund would benefit shareholders, and that TrendStar Small Cap Fund shareholders should experience an effective decrease in net annual fund operating expenses as a result of the Reorganization.  The Board also recognized SI’s efforts to put forth its most compelling investment processes and strategies, reduce product overlap and create scale in the resulting combined fund.  The Board also viewed favorably the anticipated tax-free nature of the proposed Reorganization.

With respect to the Reorganization, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve a merger of affiliated funds.  The Independent Trustees noted the representation by SI that there would be no dilutive effect upon the shareholders of the Funds.  In considering approval of the Plan and the Reorganization, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together.  The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization and the Plan are in the best interests of each Fund and its shareholders and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.  Accordingly, the Board unanimously approved the Reorganization pursuant to the Plan and the Plan itself.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan.  You should read the actual Plan relating to the Reorganization, which is attached as Exhibit A to this Information Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?

The Reorganization will take place after the parties to the Plan satisfy various conditions.  The TrendStar Small Cap Fund will deliver to the Small Cap Fund the Assets and Liabilities on the Closing Date.  In the exchange, the Trust, on behalf of the TrendStar Small Cap Fund, will receive the Small Cap Fund’s shares to be distributed pro rata to the TrendStar Small Cap Fund’s shareholders.  Each shareholder of the TrendStar Small Cap Fund will receive the number of full and fractional shares of the Small Cap Fund equal in value to the value of the shares of the TrendStar Small Cap Fund.  The value of the assets to be delivered to the Small Cap Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the Closing Date.  A business day is any day that the NYSE is open for business (“Business Day”).  The Reorganization is scheduled to occur on September 30, 2011 or on a later date as the Board may designate.

The stock transfer books of the TrendStar Small Cap Fund will be permanently closed as of the close of business of the NYSE on the Closing Date.  The TrendStar Small Cap Fund will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the Small Cap Fund.

To the extent permitted by law, the Plan may be amended without shareholder approval at the discretion of the Board.  The Board may also agree to terminate and abandon the Reorganization at any time prior to the Closing Date or may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

TrendStar Small Cap Fund shareholders who do not wish to have their shares exchanged for shares of the Small Cap Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization.  If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your shares prior to the Reorganization.

Who will pay the expenses of the Reorganization?

The expenses resulting from the Funds’ participation in the Reorganization will be borne by SI, regardless of whether the Reorganization is consummated.  The costs of the Reorganization include, but are not limited to, legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Information Statement/Prospectus.

What are the federal income tax consequences of the Reorganization?

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

Each Fund has qualified for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code, since their respective inceptions.  Accordingly, the Trust believes the Funds have been, and expects the Funds to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  Neither of the Funds has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Fund as to the following federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Date of the Reorganization, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.

•
No gain or loss will be recognized by the TrendStar Small Cap Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Small Cap Fund in exchange solely for the Small Cap Fund shares or on the distribution of the Small Cap Fund shares to the TrendStar Small Cap Fund’s shareholders;

•
No gain or loss will be recognized by the Small Cap Fund upon the receipt by it of all of the assets of the TrendStar Small Cap Fund in exchange solely for shares of the Small Cap Fund and the assumption by the Small Cap Fund of the liabilities of the TrendStar Small Cap Fund;

•	No gain or loss will be recognized by the shareholders of the TrendStar Small Cap Fund upon the exchange of their TrendStar Small Cap Fund shares solely for shares of the Small Cap Fund;

•
The basis of the Small Cap Fund shares received by the shareholders of the TrendStar Small Cap Fund will be the same as the basis of the TrendStar Small Cap Fund shares surrendered in exchange therefor;

•
The holding period of the Small Cap Fund shares received by the shareholders of the TrendStar Small Cap Fund will include the holding period of the TrendStar Small Cap Fund shares surrendered in exchange therefor; and

•	The Small Cap Fund will succeed to and take into account any capital loss carryovers and certain other tax attributes of the TrendStar Small Cap Fund.

Notwithstanding the above, such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the TrendStar Small Cap Fund or any TrendStar Small Cap Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the TrendStar Small Cap Fund would recognize gain or loss on the transfer of its assets to the Small Cap Fund and each shareholder of the TrendStar Small Cap Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its TrendStar Small Cap Fund shares and the fair market value of the shares of the Small Cap Fund it receives.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.

Final Dividend.  Prior to the Closing of the Reorganization, the TrendStar Small Cap Fund will declare one or more dividends, and the Small Cap Fund may declare a dividend, payable at or near the time of Closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable.

Limitations on Capital Loss Carryovers.  The tax attributes, including capital loss carryovers, of the TrendStar Small Cap Fund move to the Small Cap Fund in the Reorganization.  The capital loss carryovers of the TrendStar Small Cap Fund and the Small Cap Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing.  First, the capital loss carryovers of the TrendStar Small Cap Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period.  The annual limitation will generally equal the net asset value of the TrendStar Small Cap Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. If the TrendStar Small Cap Fund has net unrealized built-in gains at the time of Closing of the Reorganization (i.e., unrealized appreciation in value of the TrendStar Small Cap Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year.  Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  Third, the capital losses of the TrendStar Small Cap Fund that may be used by the Small Cap Fund (including to offset any “built-in gains” of the TrendStar Small Cap Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Small Cap Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, the Reorganization may result in an earlier expiration of the TrendStar Small Cap Fund’s capital loss carryovers because the Reorganization causes the TrendStar Small Cap Fund’s tax year to close early in the year of the Reorganization.  The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Small Cap Fund, post-Closing, of the TrendStar Small Cap Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

Line		TrendStar Small Cap Fund	Small Cap Fund
		at 6/30/2011	at 6/30/2011

1	Capital loss carryovers
	Expiring 2018	($3,190,000)	($67,257,000)
	Expiring 2017	($30,653,000)	($1,259,000)
2	Aggregate capital loss carryovers [L1]	($33,843,000)	($68,516,000)
3	Unrealized net appreciation in value of investments on a tax basis	$3,039,000	$62,811,000
4	Unrealized appreciation (depreciation) in investments as a percentage of net asset value [L3 / L5]	25.1%	19.8%
5	Aggregate Net Asset Value	$12,095,325	$316,592,916
6	Long-term tax-exempt rate (September 2011)	3.86%	N/A
7	Approximate annual limitation [L5 x L6]	$466,880	N/A

The annual limitation on the use of the TrendStar Small Cap Fund’s aggregate capital loss carryovers will likely limit the use of such losses by the Small Cap Fund, post-Closing, to offset capital gains, if any, it realizes.  As of June 30, 2011, the Small Cap Fund has unrealized appreciation in the value of its investments which, if realized prior to Closing, would reduce its available capital loss carryovers.  The ability of the Small Cap Fund to absorb its own capital loss carryovers and those of the TrendStar Small Cap Fund post-Closing depends upon a variety of factors that can not be known in advance. For more information with respect to each Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.

The Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010).  Consequently, these capital losses can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

Net Unrealized Appreciation in Value.  In addition, if the Small Cap Fund following the Reorganization has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the TrendStar Small Cap Fund, shareholders of the TrendStar Small Cap Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The TrendStar Small Cap Fund’s unrealized appreciation (depreciation) in value of investments on a tax basis as a percentage of its net asset value at June 30, 2011 is 25.1% compared to the Small Cap Fund at June 30, 2011 of 19.8%, and on a combined basis of 20.0%.

What should I know about shares of the Small Cap Fund?

In connection with the Reorganization, full and fractional shares of the Small Cap Fund will be distributed to shareholders of the TrendStar Small Cap Fund in accordance with the procedures described above.  When issued, each share will be validly issued and fully paid and non-assessable and will have no pre-emptive or conversion rights.  The shares of the Small Cap Fund will be recorded electronically in each shareholder’s account.  The Small Cap Fund will then send a confirmation to each shareholder.  As of the Closing Date, any outstanding certificates, if any, representing shares of the TrendStar Small Cap Fund will be cancelled.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The capitalization table that follows sets forth, as of June 30, 2011, the separate capitalizations of the TrendStar Small Cap Fund and the Small Cap Fund, and the estimated capitalization of the Small Cap Fund as adjusted to give effect to the proposed Reorganization.  The following are examples of the number of shares of the Small Cap Fund that would be exchanged for the shares of the TrendStar Small Cap Fund if the Reorganization was consummated on June 30, 2011 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs.  Each shareholder of the TrendStar Small Cap Fund will receive the number of full and fractional shares of the Small Cap Fund equal in value to the value (as of the Closing Date) of the shares of the TrendStar Small Cap Fund.  The Small Cap Fund will be the accounting survivor for financial statement purposes.

	Scout TrendStar Small Cap Fund (unaudited)*	Scout Small Cap Fund (unaudited)*	Pro Forma – Scout Small Cap Fund after Transaction (estimated)
Net assets (millions)	$12,095,325	$316,592,916	$328,688,241
Total shares outstanding	1,244,767	18,758,722	19,475,270
Net asset value per share	$9.72	$16.88	$16.88

* As of June 30, 2011.

COMPARISON OF TRENDSTAR SMALL CAP FUND AND SMALL CAP FUND

This section describes other comparisons that can be made between the TrendStar Small Cap Fund and the Small Cap Fund.

Who Manages the Funds?

The management of the business and affairs of the Funds is the responsibility of the Board.  The Board selects officers who are responsible for the day-to-day operations.

SI is the Funds’ investment advisor.  SI is a wholly-owned subsidiary of UMB Financial Corporation and is located at 1010 Grand Boulevard, Kansas City, Missouri.  SI maintains an experienced portfolio management and investment analysis and research staff.  As of December 31, 2010, assets under the management of SI were approximately $19.8 billion.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with SI for the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2010.

Thomas W. Laming serves as the lead portfolio manger for both Funds and James McBride serves as a co-portfolio manager for both Funds.  Jason Votruba serves as a co-portfolio manager of the Small Cap Fund.  Mr. Laming became the lead portfolio manager of the Small Cap Fund in May 2010, and has served as the lead portfolio manager of the TrendStar Small Cap Fund since it was reorganized into the Scout Funds family in 2009 (and of its predecessor, the TrendStar Small-Cap Fund, since its inception in 2003). Mr. Laming joined SI in 2009, when SI acquired the advisory business of TrendStar Advisors, LLC.  Mr. Laming served as President and Chief Investment Officer of TrendStar Advisors, LLC, a firm that he founded, from 2003-2009.  Mr. McBride joined SI in 2009.  Prior to joining SI, Mr. McBride co-founded and served as Vice President/Portfolio Manager of TrendStar Advisors, LLC from 2003-2009.  Mr. Votruba joined SI in 2002 following previous employment providing investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000.  Mr. Votruba has been serving as a portfolio manager of the Small Cap Fund since his tenure with SI began.

For more information about the investment advisor or the portfolio managers, see the Funds’ prospectus, which accompanies this Information Statement/Prospectus and is incorporated by reference herein.

Investment Advisory Fees

SI is the investment advisor to the Funds.  SI has entered into an investment advisory agreement relating to the Funds.  The TrendStar Small Cap Fund pays SI an investment advisory fee calculated at an annual rate of 0.75% of the TrendStar Small Cap Fund’s average daily net assets.  SI has entered into an agreement to reduce advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses to no more than 1.30%. If Total Annual Fund Operating Expenses would fall below the expense limit, SI may cause the TrendStar Small Cap Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it reduced or expenses that it assumed during the previous three year period.  This expense limitation agreement may not be terminated prior to October 31, 2012 unless the Board consents to an earlier revision or termination as being in the best interests of the TrendStar Small Cap Fund.

The Small Cap Fund pays SI an investment advisory fee calculated at an annual rate of 0.75% of the Small Cap Fund’s average daily net assets on the first $1 billion of average daily net assets and 0.65% on average daily net assets over $1 billion.

As a result of the TrendStar Small Cap Fund combining with the larger Small Cap Fund, shareholders of the TrendStar Small Cap Fund should experience an effective decrease in net annual fund operating expenses.

Who are the other service providers of the Funds?

Principal Underwriter

UMB Distribution Services, LLC acts as distributor for the Funds and acts as exclusive agent for the Funds in selling their shares to the public.  UMB Distribution Services, LLC is an affiliate of the Funds’ investment advisor, SI.  UMB Distribution Services, LLC is not obligated to sell any certain number of shares of the Funds, and does not receive any fee or other compensation from the Funds under its distribution agreement with the Funds.  UMB Distribution Services, LLC’s address is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

Transfer Agency, Fund Accounting and Administration Services

UMB Fund Services, Inc. (“UMBFS”) has agreed to provide administration and fund accounting services to the Funds pursuant to an agreement between UMBFS and the Trust.  UMBFS’s services include performing all functions related to calculating the Funds’ net asset value and providing certain financial reporting services, regulatory compliance testing and other related accounting services.  UMBFS is the parent of UMB Distribution Services, LLC, the Funds’ distributor.  UMBFS also is a direct subsidiary of UMB Financial Corporation, the parent company of UMB Bank, n.a. (“UMB”), the Funds’ custodian.  UMBFS’s address is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

In addition, under a transfer agency agreement between UMBFS and the Trust, UMBFS has agreed to provide transfer agency and dividend payment services to the Funds.  For these services, UMBFS is compensated on a per-fund, per-account and transactional basis, in addition to out-of-pocket expenses.

Custodial Services

UMB is the custodian of the Funds’ securities and other assets.  UMB is located at 1010 Grand Boulevard, Kansas City, Missouri, 64106, and is a wholly-owned subsidiary of UMB Financial Corporation.  For the custodial services, UMB receives a fee from the Funds based on the value of the Funds computed once a month.

Auditor

Deloitte & Touche LLP, located at 555 E Wells St, Suite 1400, Milwaukee, WI 53202, serves as the independent registered public accounting firm to the Funds.

How is each Fund organized?

The following is a discussion of the organization of each Fund.  More detailed information about each Fund’s current corporate structure is contained in the Funds’ SAI.

Comparison of Capital Structure.  The Funds are series of the Trust, which was organized as a statutory trust in Delaware on January 27, 2000.  The number of shares of each Fund is unlimited, each without par value.  The Funds may issue fractional shares.

Shares of both Funds are fully paid and non-assessable and have no conversion or preemptive rights.

Comparison of Voting Rights.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees or on any other matter.  Quorum for a shareholders’ meeting of the Trust is constituted by the presence in person or by proxy of the holders of one-third (1/3) of the outstanding shares entitled to vote at such meeting.

The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed and by their Agreement and Declaration of Trust.  The rights to vote on these matters are the same for each Fund.

When a quorum is present, the affirmative vote of the majority of votes cast at a shareholders’ meeting shall be the act of the shareholders and a plurality of votes cast at a shareholders’ meeting shall elect a Trustee, unless the Agreement and Declaration of Trust, By-Laws or applicable law provide otherwise.

The Agreement and Declaration of Trust for the Trust establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board as 180 days.

Legal Structure.  Mutual funds, such as the Trust, formed under the Delaware Statutory Trust Act (“DSTA”), are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust and its trustees and shareholders in their charter instruments.  Investment companies organized as Delaware statutory trusts have been able to benefit from this flexibility to streamline their operations and minimize expenses.

Also, funds organized as Delaware statutory trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings.  The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.  The Trust’s Agreement and Declaration of Trust does not require a shareholder vote on a reorganization unless such vote is required by the 1940 Act.

Limited Liability for Shareholders.  Under the DSTA, shareholders of the Trust are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under Delaware General Corporation Law.

Board of Trustees.  Pursuant to the DSTA and the Trust’s Agreement and Declaration of Trust, the responsibility for the management of the Trust is vested in the Board, which, among other things, is empowered by the Trust’s Agreement and Declaration of Trust to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.  Pursuant to the Agreement and Declaration of Trust, no Trustee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides certain inspection rights to shareholders of its books and records, at least to the extent required by applicable law.

MORE INFORMATION ABOUT THE FUNDS

Additional Information

More information about the TrendStar Small Cap Fund and the Small Cap Fund is included in: (i) the Funds’ prospectus dated June 15, 2011, which accompanies this Information Statement/Prospectus, is incorporated by reference herein and is considered a part of this Information Statement/Prospectus; (ii) the Funds’ SAI dated October 31, 2010, which is incorporated by reference into the SAI relating to this Information Statement/Prospectus; and (iii) the SAI relating to this Information Statement/Prospectus dated August 29, 2011, which is incorporated by reference herein.  You may request free copies of the Funds’ prospectus or SAI, or the SAI relating to this Information Statement/Prospectus, by calling (800) 996-2862, by e-mailing scoutfunds@umb.com or scoutfunds.com, or by writing to Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241.

This Information Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made.  The SEC file number of the registrant of each Fund’s registration statement, which contains the Fund’s prospectuses and related SAI is 811-09813.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Information Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-1520, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, the following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the TrendStar Small Cap Fund and the Small Cap Fund as of July 31, 2011.  The type of ownership of each entry listed on the table is record ownership.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Scout TrendStar Small Cap Fund

Name and Address	Number of Shares Owned	Percentage of Fund Owned*
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	551,884.593	44.74%
UMBSC & Co. FBO Trust Omnibus - Reinvest P.O. Box 419260 Kansas City, MO 64141-6260	181,375.026	14.70%
Mitra & Co. FBO 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	148,666.800	12.05%

Scout Small Cap Fund

Name and Address	Number of Shares Owned	Percentage of Fund Owned*
Charles Schwab & Co., Inc. Reinvest account 101 Montgomery Street San Francisco, CA 94104-4122	8,238,216.390	44.78%
National Financial Services Corp. For the exclusive benefit of our customers P.O. Box 3908 New York, NY 10008-3908	4,954,193.556	26.93%

* The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

To the best knowledge of each Fund, the ownership of shares of a Fund by executive officers and Trustees of the Fund as a group constituted less than 1% of the shares of the Fund as of July 31, 2011.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”), made as of this [___] day of [_______________] 2011, is adopted by Scout Funds (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1010 Grand Boulevard, Kansas City, MO 64106, on behalf of two of its series, Scout Small Cap Fund (the “Acquiring Fund”) and Scout TrendStar Small Cap Fund (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) full and fractional shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

(a)           Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise (“Liabilities”) and the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income, dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the Board of Trustees of the Trust (the Board”) shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”).  The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date.  The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s Liabilities prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date.

(b)           Subject to the terms and conditions of this Plan, the Trust shall assume the Liabilities, on behalf of the Acquiring Fund, and shall deliver to the Acquired Fund the number of Acquiring Fund Shares, determined by dividing the net asset value per share of the Acquired Fund as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Shares as of the Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Acquired Fund (“Acquired Fund Shares”) as of the Close of Business on the Valuation Date.  All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)           As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1.  Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date.  Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place.  Unless requested, no certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d)           At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer be evidence of ownership; provided, however, that the shareholders of the Acquired Fund holding such certificates shall be entitled to surrender such certificates to the transfer agent for the Trust and request in exchange therefore a certificate or certificates representing the number of whole shares of beneficial interest of the Acquiring Fund into which the corresponding shares of beneficial interest of the Acquired Fund theretofore represented by the certificate or certificates so surrendered shall have been converted.  Certificates for fractional shares of beneficial interest of the Acquiring Fund shall not be issued, but such fractional shares shall continue to be carried by the Trust in book entry form for the account of such shareholder.

(e)           At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a)           The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b)           The net asset value of a share of beneficial interest of the Acquiring Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c)           The net asset value of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The Valuation Date shall be September 30, 2011, or such later date as the Trust may designate.  The Closing shall take place at the principal office of the Trust, 1010 Grand Boulevard, Kansas City, Missouri 64106 after the close of business on the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust.  The Trust shall have provided for delivery as of the Closing, those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64141.  Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.  The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a)           The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

(b)           The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2010, audited by Deloitte & Touche LLP, and the unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders for the period ended December 31, 2010, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c)           The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d)           The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)           At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f)           The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.  The Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.  The Acquired Fund will declare on or prior to the Valuation Date a distribution or distributions that, together with all previous such distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of its investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (ii) all of Acquired Fund’s net capital gain recognized in the taxable year ended prior to the date of the Closing and substantially all of any net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a)           The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.  The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, freely transferable and have full voting rights.

(b)           At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(c)           The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d)           At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e)           The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)           The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

6.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a)           The Trust is a statutory trust created under the laws of the State of Delaware on January 27, 2000 and is validly existing and in good standing under the laws of that State.  The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.  The Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

(b)           The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(c)           The Trust has full power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, executed and delivered by it, and this Plan constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(d)           The Trust does not have any unamortized or unpaid organizational fees or expenses.

(e)           Neither the Trust, the Acquired Fund nor Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(f)           Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Plan.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)           There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(h)           It has duly and timely filed, on behalf of the Acquired Fund and Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund.  On behalf of the Acquired Fund or the Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  No return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

(i)           All information provided by the Trust for inclusion in, or transmittal with, the Combined Proxy Statement/Prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j)           Except with respect to the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Acquired Fund

(a)           The Trust shall operate business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b)           The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c)           The Trust shall file, by the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           If requested by the Acquiring Fund, the Trust shall provide:

(1)           A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2)           A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Acquired Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3)           All work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to the Acquired Fund (the “FIN 48 Workpapers”).

(4)           The tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the date of Closing.

(e)           The Board shall call and the Trust shall hold, a Special Meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.  The Trust shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement/Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f)           At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(e) of this Plan in conformity with the requirements described in such Section.

(g)           As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1(c) hereof.

(h)           If reasonably requested in writing by the Acquiring Fund, the Acquired Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

8.           Obligations of the Trust on behalf of the Acquiring Fund

(a)           The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)           The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c)           The Trust shall file, by the Closing, all of the Acquiring Fund’s federal and other tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d)           At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e)           The Trust will file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board, certified by the Secretary or equivalent officer.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust or would prohibit the transactions contemplated hereby.

(d)           That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)           That the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the date of the Closing a distribution or distributions that, together with all previous such distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of its investment company taxable income for the final taxable year ending with its liquidation (in each case determined without regard to any deductions for dividends paid), and (ii) all of Acquired Fund’s net capital gain recognized in the taxable year ended prior to the date of the Closing and substantially all of any net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g)           That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan, the laws of the State of Delaware, and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1)           The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares to be issued pursuant to Section 1 hereof and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)           No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to, and assumption of its Liabilities, by the Acquiring Fund in exchange solely for Acquiring Fund Shares (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(3)           No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

(4)           No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code;

(5)           The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6)           The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

(7)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares to be issued in accordance with Section 1 hereof (including fractional shares to which they may be entitled) under Section 354(a) of the Code;

(8)           The aggregate tax basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

(9)           The holding period of the Acquiring Fund Shares received by the Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

(10)           The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

(h)           That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(1)           The Trust was formed as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

(2)           The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3)           The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value.

(4)           Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

(5)           Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

(6)           Except as disclosed in each of the Acquired Fund’s and Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

(7)           The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(8)           To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

(9)           Neither the execution, delivery nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

(10)           This Plan has been validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(j)           That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)           That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(l)           That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(m)           If requested by the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s assets, together with a list of portfolio securities of the Acquired Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the date of the Closing, certified by the Treasurer of the Trust, (ii) the Acquired Fund Shareholder Documentation, and (iii) if applicable, the FIN 48 Workpapers.

10.	Fees and Expenses; Other Plans

(a)           The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Scout Investments, Inc.

(b)           Any other provision of this Plan to the contrary notwithstanding, any liability of the Trust under this Plan with respect to any series of the Trust, or in connection with the transactions contemplated herein with respect to any series of the Trust, shall be discharged only out of the assets of that series of the Trust, and no other series of the Trust shall be liable with respect thereto.

11.	Termination; Waiver; Order

(a)           Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b)           If the transactions contemplated by this Plan have not been consummated by December 31, 2011, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c)           In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d)           At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e)            The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.           Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13.           Final Tax Returns and Forms 1099 of the Acquired Fund

(a)           After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b)           Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Scout Investments, Inc. at the time such Tax returns and Forms 1099 are prepared.

14.	Entire Agreement and Amendments

This Plan embodies the entire Agreement and Plan of Reorganization by the Trust on behalf of the Acquired Fund and Acquiring Fund and there are no agreements, understandings, restrictions, or warranties regarding the Reorganization other than those set forth herein or herein provided for.  This Plan may only be amended in writing at the direction of the Board.  Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust.

15.           Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

16.           Effect of Facsimile Signature

A facsimile signature of an authorized officer of Trust on this Plan and/or any transfer document contemplated hereunder shall have the same effect as if executed in the original by such officer.

The Trust has adopted this Agreement and Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Scout Funds, on behalf of the
Scout Small Cap Fund and the
Scout TrendStar Small Cap Fund

By:

Title:

Part B

Scout Funds
for the
Scout Small Cap Fund

Statement of Additional Information August 29, 2011

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

Scout TrendStar Small Cap Fund, a series of Scout Funds	Scout Small Cap Fund, a series of Scout Funds

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated August 29, 2011 (the “Information Statement/Prospectus”) relating to the proposed acquisition of the assets and liabilities of the Scout TrendStar Small Cap Fund in exchange for shares of the Scout Small Cap Fund.  A copy of the Information Statement/Prospectus may be obtained upon request and without charge by calling Scout Funds toll free at (800) 996-2862.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.  The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Table of Contents
     Page
General Information	2
Incorporation by Reference	2
Pro Forma Financial Statements	2

1

General Information

This SAI and the Information Statement/Prospectus are related to the acquisition of all of the assets of the Scout TrendStar Small Cap Fund (the “TrendStar Small Cap Fund”), a series of Scout Funds (the “Trust”), by the Scout Small Cap Fund (the “Small Cap Fund” and, together with the TrendStar Small Cap Fund, the “Funds”), also a series of the Trust, and the assumption by the Small Cap Fund of the liabilities of the TrendStar Small Cap Fund.  Such assets are proposed to be exchanged for shares of the Small Cap Fund having an aggregate value equal to the net asset value of the TrendStar Small Cap Fund’s shares on a date agreed to by the TrendStar Small Cap Fund and the Small Cap Fund in the Agreement and Plan of Reorganization (the “Closing Date”).  On the Closing Date, the TrendStar Small Cap Fund will distribute the Small Cap Fund shares to each of its shareholders in an amount equal in value to the shareholder’s TrendStar Small Cap Fund shares as of the Closing Date in complete liquidation of the TrendStar Small Cap Fund (collectively, the “Reorganization”).

Incorporation of Documents By Reference into this SAI

This SAI incorporates by reference the following documents:

1.	Statement of Additional Information of the Funds dated October 31, 2010 (previously filed on EDGAR on November 3, 2010, Accession No. 0001144204-10-057075).

2.
The audited financial statements and related report of the independent public accounting firm included in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2010, with respect to the Small Cap Fund and the TrendStar Small Cap Fund (previously filed on EDGAR on September 7, 2010, Accession No. 0001144204-10-048362).  No other parts of the Annual Report are incorporated herein by reference.

3.
The unaudited financial statements included in the Funds’ Semi-Annual Report to Shareholders for the six months ended December 31, 2010, with respect to the Small Cap Fund and the TrendStar Small Cap Fund (previously filed on EDGAR on March 10, 2011, Accession No. 0001144204-11-014038).  No other parts of the Semi-Annual Report are incorporated herein by reference.

Pro Forma Financial Statements

Because the net asset value of the TrendStar Small Cap Fund is less than 10 percent of the net asset value of the Small Cap Fund as of July 28, 2011, no pro forma financial statements are required or provided per Rule 11-01 of Regulation S-X.

2